UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 19, 2021

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54355	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Johnson Avenue

Bohemia, NY 11716

(Address of principal executive offices)

(631)-521-7831

(Registrant’s telephone number, including area code)

_______________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 19, 2021, AmpliTech Group, Inc. (“AmpliTech”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Spectrum Semiconductor Materials, Inc., a California corporation (“Spectrum”), pursuant to which AmpliTech will acquire substantially all of the assets of Spectrum, a distributor of specialty semiconductor materials (the “Acquisition”).

The aggregate purchase price for the Spectrum assets is $10,250,000, subject to certain working capital and other adjustments (the “Aggregate Consideration”), of which $750,000 shall be paid by the issuance of 188,442 unregistered shares of AmpliTech’s common stock (the “Stock Proceeds”) at the closing of the Acquisition. Pursuant to the Purchase Agreement, AmpliTech will file a resale registration statement on Form S-3 registering the Stock Proceeds for resale by Spectrum within 15 days from the closing date.

The Purchase Agreement contains representations, warranties, and covenants believed to be customary for a transaction of this nature, including covenants as to indemnification for breaches of certain representations, warranties and covenants, subject to certain exclusions and caps. Further, the completion of the Acquisition is subject to release of all liens and to the satisfaction of closing conditions, including the continued employment of certain Spectrum employees.

The foregoing descriptions of the Purchase Agreement and the Acquisition do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of November 19, 2021
99.1	Press release issued by AmpliTech Group, Inc. on November 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmpliTech Group, Inc.

Date: November 19, 2021	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	President

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